FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2000-1 Supplement, dated as of February 28, 2000 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


  Due Period Ending                                           October 31, 2000
  Determination Date                                          November 7, 2000
  Distribution Date                                           November 15, 2000

                                                                    -----
                                                                    -----
  Class A and Class B Accumulation Period ("Y" or "N")?               N
                                                                    -----
                                                                    -----
  Early Amortization Period ("Y" or "N")?                             N
                                                                    -----
                                                                    -----
  Sharing Principal Collections with another Series ("Y" or "N")?     N
                                                                    -----
                                                                    -----


  MASTER TRUST INFORMATION

  Receivables

  1.    The aggregate amount of Eligible Receivables as of the end of
        the last day of the relevant Due Period                                                      $ 1,099,864,339.53

  2.    The aggregate amount of Principal Receivables as of the end
        of the last day of the relevant Due Period                                                   $ 1,072,587,366.07

  3.    The aggregate amount of Finance Charge Receivables as of
        the end of the last day of the relevant Due Period                                           $    27,276,973.46

  4.    The aggregate amount of Discount Option Receivables as of
                                                                                                     ------------------
                                                                                                     ------------------
        the last day of the relevant Due Period                                                      $             0.00
                                                                                                     ------------------
                                                                                                     ------------------

  5.    The Transferor Amount as of the end of the last day of the
        relevant Due Period                                                                          $    59,187,366.07

  6.    The minimum Transferor Amount as of the end of the last
        day of the relevant Due Period                                                               $             0.00

  7.    The Excess Funding Account Balance as of the end of the
        last day of the relevant Due Period                                                          $             0.00

  8.    The aggregate principal balance of Receivables determined to be
        Receivables of Defaulted Accounts for the relevant Due Period                                $     6,024,645.05

  9.    The aggregate amount of Recoveries for the relevant Due Period                               $     1,625,429.44

  10.   The Default Amount for the relevant Due Period                                               $     4,399,215.61

  Collections

  11.   The aggregate amount of Collections of Principal Receivables
        for the relevant Due Period                                                                  $   123,232,350.96

  12.   The aggregate amount of Collections of Finance Charge
        Receivables for the relevant Due Period                                                      $    19,449,071.27

  13.   The aggregate amount of interest earnings (net of losses
        and investment expenses) on the Excess Funding
        Account for the relevant Due Period                                                          $             0.00

  14.   The aggregate amount of Collections processed for the relevant
        Due Period (sum of lines 9+11+12+13)                                                         $   144,306,851.67

                                                                                                     ------------------
                                                                                                     ------------------
  15.   The average Discount Percentage for the relevant Due Period                                  %            0.00%
                                                                                                     ------------------
                                                                                                     ------------------

  Invested Amounts

  16.   The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $             0.00
                     b.  Class B                                                                     $             0.00
                     c.  Collateral Indebtedness Interest                                            $    39,000,000.00
                     d. Class D                                                                      $    15,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Invested Amount (sum of a - d)                                        $    54,000,000.00

  17.   The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   162,000,000.00
                     b.  Class B                                                                     $    22,500,000.00
                     c.  Collateral Indebtedness Interest                                            $    29,250,000.00
                     d. Class D                                                                      $    11,250,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Invested Amount (sum of a - d)                                        $   225,000,000.00

  18.   The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $    30,000,000.00
                     b.  Class B                                                                     $     3,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     c.  Total Invested Amount (sum of a - b)                                        $    33,000,000.00

  19.   The Series 1999-1 Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   191,000,000.00
                     b.  Class B                                                                     $    10,400,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     c.  Total Invested Amount (sum of a - b)                                        $   201,400,000.00

  20.   The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   365,000,000.00
                     b.  Class B                                                                     $    57,500,000.00
                     c.  Collateralized Trust Obligation                                             $    47,500,000.00
                     d.  Class D                                                                     $    30,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Invested Amount (sum of a - d)                                        $   500,000,000.00

  21.   The aggregate Invested Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                                          $ 1,013,400,000.00

  Investor Amounts

  22.   The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $             0.00
                     b.  Class B                                                                     $    30,000,000.00
                     c.  Collateral Indebtedness Interest                                            $    39,000,000.00
                     d.  Class D                                                                     $    15,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Investor Amount (sum of a - d)                                        $    84,000,000.00

  23.   The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   162,000,000.00
                     b.  Class B                                                                     $    22,500,000.00
                     c.  Collateral Indebtedness Interest                                            $    29,250,000.00
                     d.  Class D                                                                     $    11,250,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Investor Amount (sum of a - d)                                        $   225,000,000.00

  24.   The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $    30,000,000.00
                     b.  Class B                                                                     $     3,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     c.  Total Investor Amount (sum of a - b)                                        $    33,000,000.00

  25.   The Series 1999-1 Investor Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   191,000,000.00
                     b.  Class B                                                                     $    10,400,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     d.  Total Investor Amount (sum of a - b)                                        $   201,400,000.00

  26.   The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                     a.  Class A                                                                     $   365,000,000.00
                     b.  Class B                                                                     $    57,500,000.00
                     c.  Collateralized Trust Obligation                                             $    47,500,000.00
                     d.  Class D                                                                     $    30,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Total Adjusted Invested Amount (sum of a - d)                               $   500,000,000.00

  27.   The aggregate Investor Amount across all series of Investor
        Certificates outstanding as of the end of the last day of the
        relevant Due Period                                                                          $ 1,043,400,000.00

  Series 2000-1 Allocation Percentages

  28.   The Fixed Percentage with respect to the relevant
        Due Period
                     a.  Class A                                                                     %            0.00%
                     b.  Class B                                                                     %            0.00%
                     c.  Collateralized Trust Obligation                                             %            0.00%
                     d.  Class D                                                                     %            0.00%
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Series 2000-1 Total                                                                      0.00%
                                                                                                     ------------------
                                                                                                     ------------------

  29.   The Floating Percentage with respect to the relevant
        Due Period
                     a.  Class A                                                                     %           33.28%
                     b.  Class B                                                                     %            5.24%
                     c.  Collateralized Trust Obligation                                             %            4.33%
                     d.  Class D                                                                     %            2.74%
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Series 2000-1 Total                                                                     45.59%
                                                                                                     ------------------
                                                                                                     ------------------

  Allocation of Collections

  30.   The Series 2000-1 allocation of Collections of Principal
        Receivables for the relevant Due Period (line 28 times
        line 11)
                     a.  Class A                                                                     $    41,014,655.01
                     b.  Class B                                                                     $     6,461,212.78
                     c.  Collateralized Trust Obligation                                             $     5,337,523.60
                     d.  Class D                                                                     $     3,371,067.53
                                                                                                    -------------------
                                                                                                    -------------------
                     e.  Series 2000-1 Total                                                         $    56,184,458.91
                                                                                                    -------------------
                                                                                                    -------------------

  31.   The Series 2000-1 allocation of Collections of Finance
        Charge Receivables for the relevant Due Period (line 28
        times line 12)
                     a.  Class A                                                                     $     6,473,113.12
                     b.  Class B                                                                     $     1,019,737.00
                     c.  Collateralized Trust Obligation                                             $       842,391.43
                     d.  Class D                                                                     $       532,036.70
                                                                                                     ------------------
                                                                                                     ------------------
                     e.  Series 2000-1 Total                                                         $     8,867,278.25
                                                                                                     ------------------
                                                                                                     ------------------

  Portfolio Yield and Delinquencies

  32.   The Portfolio Yield for the relevant Due Period (including
        Shared Excess Finance Charge Collections, if allocated)
        with respect to Series 2000-1                                                                %           16.47%

  33.   The 3-month average Portfolio Yield for the three most recent
        Due Periods                                                                                  %           15.43%

  34.   The Base Rate for the relevant Due Period                                                    %            9.04%

  35.   The 3-month average Base Rate for the three most recent
        Due Periods                                                                                  %            9.04%

  36.   Average Portfolio Yield less average Base Rate                                               %            6.39%

  37.   The amount of Shared Excess Finance Charge Collections
        allocable to Series 2000-1 with respect to any Finance Charge
        Shortfall in such Series for the relevant Due Period                                         $             0.00

  38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                     ------------------
                                                                                                     ------------------
                          (a)     Delinquent 31 to 60 days                                           $    21,812,370.63
                                                                                                     ------------------
                                                                                                     ------------------
                          (b)     Delinquent 61 to 90 days                                           $    12,969,889.90
                                                                                                     ------------------
                                                                                                     ------------------
                          (c)     Delinquent 91 days or more                                         $    25,262,563.40
                                                                                                     ------------------
                                                                                                     ------------------

  Determination of Monthly Interest

  39.   Class A Monthly Interest:
                     a.  Class A Monthly Interest                                                    $     2,083,541.67
                     b.  Funds allocated and available to pay Class A
                          Monthly Interest for relevant Due Period (4.3a)                            $     6,473,113.12
                     c.  Class A Interest Shortfall (a less b)                                       $             0.00
                     d.  Class A Additional Interest                                                 $             0.00

  40.   Class B Monthly Interest:
                     a.  Class B Monthly Interest                                                    $       345,479.17
                     b.  Funds allocated and available to pay Class B
                          Monthly Interest for relevant Due Period (4.3b)                            $     1,019,737.00
                     c.  Class B Interest Shortfall (a less b)                                       $             0.00
                     d.  Class B Additional Interest                                                 $             0.00

  41.   CTO Monthly Interest and Class D Monthly Interest:
                     a.  CTO/Class D Monthly Interest                                                $       505,041.67
                     b.  Funds allocated and available to pay CTO/
                          Class D Monthly Interest for relevant Due Period                           $     1,374,428.13
                     c.  CTO/Class D Interest Shortfall (a less b)                                   $             0.00
                     d.  CTO/Class D Additional Interest                                             $             0.00

        Accumulation Period
  42.                Required Accumulation Factor Number                                                          10.00
  43.                Accumulation Period Factor                                                                    1.00
  44.                Accumulation Period Length                                                                   10.00
  45.                Accumulation Period Commencement Date                                                April 1, 2002

  Determination of Monthly Principal

  46.   Class A Monthly Principal (pursuant to section 4.4a):
                  (X)a.  Fixed Allocation Percentage of Principal Receivable
                         Collections + Shared - Reallocated Coll. Applied                            $             0.00
                  (Y)a.  Controlled Accumulation Amount                                              $             0.00
                     b.  Deficit Controlled Accumulation Amount                                      $             0.00
                     c.  Controlled Deposit Amount                                                   $             0.00
                  (Z)a.  Class A Invested Amount as of beginning of Due Period                       $   365,000,000.00
        Class A Monthly Principal (the least of x,y,z)                                               $             0.00

  47.   Class B Monthly Principal (pursuant to section 4.4b)
        (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
                  (X)a.  Fixed Allocation Percentage of Principal Receivable
                         Collections + Shared - Reallocated Collections
                         Applied - Class A Monthly Principal                                         $             0.00
                  (Y)a.  Controlled Accumulation Amount                                              $             0.00
                     b.  Deficit Controlled Accumulation Amount                                      $             0.00
                     c.  Controlled Deposit Amount                                                   $             0.00
                  (Z)a.  Class B Invested Amount as of beginning of Due Period                       $    57,500,000.00
        Class B Monthly Principal (the least of x,y,z)                                               $             0.00

  48.   CTO Monthly Principal (pursuant to section 4.4c)
                  (X)a.  Available Principal Collections - Class A Monthly
                         Principal and Class B Monthly Principal                                     $             0.00
                  (Y)a.  Controlled Accumulation Amount                                              $             0.00
                     b.  Deficit Controlled Accumulation Amount                                      $             0.00
                     c.  Controlled Deposit Amount                                                   $             0.00
                  (Z).a. CTO Invested Amount as of beginning of Due Period                           $    47,500,000.00
        CTO Monthly Principal (the least of x,y,z)                                                   $             0.00

  49.   Class D Monthly Principal (pursuant to section 4.4d)
        (distributable only after CTO is paid in full)                                               $             0.00

  Available Funds

  50.   Class A Available Funds
                     a.  Class A Finance Charge allocation (line 31a)                                $     6,473,113.12
                     b.  Class A Cap Payment                                                         $             0.00
                     c.  The amount of Principal Funding Investment Proceeds and
                          Reserve Account Investment Proceeds such prior Due Period                  $             0.00
                     d.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds (section 4.14d)                        $             0.00
                     e.  Class A Available Funds (sum a-d)                                           $     6,473,113.12

  51.   Class B Available Funds
                     a.  Class B Finance Charge allocation (line 31b)                                $     1,019,737.00
                     b.  Class B Cap Payment                                                         $             0.00
                     c.  The amount of Principal Funding Investment Proceeds and
                         Reserve Account Investment Proceeds for such prior Due Period               $             0.00
                     d.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds (section 4.14d)                        $             0.00
                     e.  Class B Available Funds (sum a-c)                                           $     1,019,737.00

  52.   CTO Available Funds:
                     a.  CTO Finance Charge allocation (line 35c)                                    $       842,391.43
                     b.  On or After CTO Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Due Period                                                      $             0.00
                     c.  Any amount of Reserve Account withdrawn and
                          included in CTO Available Funds (section 4.14d)                            $             0.00
                     d.  CTO Available Funds (sum a-c)                                               $       842,391.43

  53.   Class D Available Funds
                     a.  Class D Finance Charge allocation (line 31d)                                $       532,036.70

  Reallocated Principal Collections

  54.   Class D Subordinated Principal Collections (to the extent                                    $             0.00
        needed to fund Required Amounts)

  55.   Collateral Subordinated Principal Collections (to the extent                                 $             0.00
        needed to fund Required Amounts)

  56.   Class B Subordinated Principal Collections (to the extent                                    $             0.00
        needed to fund Required Amounts)

  57.   Total Reallocated Principal Collections                                                      $             0.00

  Investor Default Amounts

  58.   Class A Investor Default Amount                                                              $     1,464,163.50
                                                                                                     %            4.92%

  59.   Class B Investor Default Amount                                                              $       230,655.89
                                                                                                     %            4.92%

  60.   CTO Investor Default Amount                                                                  $       190,541.83
                                                                                                     %            4.92%

  61.   Class D Investor Default Amount                                                              $       120,342.21
                                                                                                     %            4.92%

  62.   Aggregate Investor Default Amount                                                            $     2,005,703.43
                                                                                                     %            4.92%
  Allocable Amounts for Series 2000-1

  63.   The Allocable Amount for Series 2000-1 as of the end of the
        relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)
             Class A                                                                                 $     1,464,163.50
             Class B                                                                                 $       230,655.89
             Class C                                                                                 $       190,541.83
             Class D                                                                                 $       120,342.21
                                                                                                     ------------------
                                                                                                     ------------------
        Aggregate Allocable Amount                                                                   $     2,005,703.43

  Required Amounts for Series 2000-1

  64.   Class A Required Amount (section 4.5a)
                     a.  Class A Monthly Interest for current Distribution
                          Date                                                                       $     2,083,541.67
                     b.  Class A Monthly Interest previously due but not
                          paid                                                                       $             0.00
                     c.  Class A Additional Interest for prior Due Period
                          or previously due but not paid                                             $             0.00
                     d.  Class A Investor Allocable Amount                                           $     1,464,163.50
                     e.  Class A Servicing Fee (if FNANB is no longer
                          servicer)                                                                  $             0.00
                     f.   Class A Available Funds                                                    $     6,473,113.12
                     g.  Class A Required Amount (sum of a-e minus f)                                $             0.00

  65.   Class B Required Amount (section 4.5b)
                     a.  Class B Monthly Interest for current Distribution
                          Date                                                                       $       345,479.17
                     b.  Class B Monthly Interest previously due but not
                          paid                                                                       $             0.00
                     c.  Class B Additional Interest for prior Due Period
                          or previously due but not paid                                             $             0.00
                     d.  Class B Servicing Fee (if FNANB is no longer
                          servicer)                                                                  $             0.00
                     e.  Class B Available Funds                                                     $     1,019,737.00
                     f.   Excess of Class B Allocable Amount over
                          funds available to make payments (section 4.8d)                            $             0.00
                     g.  Class B Required Amount ((sum of a-d) minus e
                          plus f)                                                                    $             0.00

  66.   CTO Required Amount (section 4.5c)
                     a.  CTO/Class D Monthly Interest for current
                          Distribution date                                                          $       505,041.67
                     b.  CTO/Class D Monthly Interest previously
                          due but not paid                                                           $             0.00
                     c.  CTO/Class D Additional Interest for prior
                          Due Period or previously due but not paid                                  $             0.00
                     d.  CTO/Class D Servicing Fee (if FNANB is
                          no longer servicer)                                                        $             0.00
                     e.  CTO/Class D Available Funds                                                 $     1,374,428.13
                     f.   Excess of Collateral/Class D Allocable Amount
                          over funds available to make payments                                      $             0.00
                     g.  CTO/Class D Required Amount ((sum of
                          a-d) minus e plus f)                                                       $             0.00

  Investor Charge-Offs

  67.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
        Amount and Class D Invested Amount
                     a.  Class A                                                                     $             0.00
                     b.  Class B                                                                     $             0.00
                     c.  Collateralized Trust Obligation Amount                                      $             0.00
                     d.  Class D                                                                     $             0.00

  68.   The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
        Invested Amount
                     a.  Class B                                                                     $             0.00
                     b.  Collateralized Trust Obligation Amount                                      $             0.00
                     c.  Class D                                                                     $             0.00

  69.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                     a.  Collateralized Trust Obligation Amount                                      $             0.00
                     b.  Class D                                                                     $             0.00

  Servicing Fee
        (2% of total Invested Amount)
  70.   Class A Servicing Fee for the relevant Due Period                                            $       608,333.33

  71.   Class B Servicing Fee for the relevant Due Period                                            $        95,833.33

  72.   CTO Servicing Fee for the relevant Due Period                                                $        79,166.67

  73.   Class D Servicing Fee for the relevant Due Period                                            $        50,000.00


  Reserve Account

  74.   Lowest historical 3 month average Portfolio Yield less 3 month
        average Base Rate (must be > 4%, or line 75 will adjust accordingly)                         %            5.94%

  75.   Reserve Account Funding Date (based on line 74)                                                        02/15/02

  76.   Required Reserve Account Amount (after the Reserve Account
        Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)                     $             0.00

  77.   Covered Amount                                                                               $             0.00

  78.   Available Reserve Account Amount
                     a.  Reserve Draw Amount (covered amount - p.f. proceeds)                        $             0.00
                     b.  Reserve Account Investment Proceeds                                         $             0.00
                     c.  Amount on deposit in the Reserve Account at the end of the
                          relevant Due Period less Investment Proceeds                               $             0.00
                     d.  Required Reserve Account Amount (line 76)                                   $             0.00
                     e.  Available Reserve Account Amount (after Reserve Draw)                       $             0.00
                                                                                                     ------------------
                                                                                                     ------------------
                     f.   Required Reserve Account Deposit on Distribution Date                      $             0.00
                                                                                                     ------------------
                                                                                                     ------------------

  Principal Funding Account

  79.   Principal Funding Account Balance at the beginning of the Due Period                         $             0.00

  80.   a.  Daily Deposits to the Principal Funding Account during the
             relevant Due Period (pursuant to sec 4.6f)                                              $             0.00
        b.  Principal Funding Account Investment Proceeds                                            $             0.00

  81.   Withdrawals from the Principal Funding Account during the relevant
        Due Period                                                                                   $             0.00

  82.   Principal Funding Account Balance as of the last day of the
        relevant Due Period                                                                          $             0.00

  Spread Account

  83.   Average Excess Spread Percentage for three consecutive Due Periods                           %            6.39%

  84.   Available Spread Account Amount
                     a.  Spread Account Balance at the beginning of the Due Period                   $             0.00
                     b.  Spread Account Draw Amount                                                  $             0.00
                     c.  Spread Account Investment Proceeds                                          $             0.00
                     d.  Amount on Deposit in the Spread Account at end of relevant
                          Due Period less Spread Acct Investment Proceeds                            $             0.00
                     e.  Required Spread Account Amount                                              $             0.00
                     f.   Available Spread Account Amount (lesser of d and e)                        $             0.00

  85.   Spread Account deficiency, deposit to Spread Account                                         $             0.00

  86.   Spread Account Surplus                                                                       $             0.00


  87.   LIBOR Determination date for the relevant Due Period                                               12-Oct-00


  88.   LIBOR rate for the relevant Due Period                                                       %          6.6200%


  89. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

        IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 7th day of November, 2000


                     FIRST NORTH AMERICAN NATIONAL BANK,
                     as Servicer


                     By s/Philip J. Dunn
                     Name:  Philip J. Dunn
                     Title:  Vice President